UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2008

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MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in charter)

New York	0-6890	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 New Karner Road, Albany, New York 12205

(Address of Principal Executive Offices) (Zip Code)

(518) 533-2200

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 27, 2008, Mechanical Technology, Incorporated (the “Company”) issued a press release announcing that it has filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission for a proposed public offering by the Company of units consisting of shares of its common stock and warrants to purchase shares of its common stock. The full text of Mechanical Technology, Incorporated’s press release is furnished as Exhibit 99.1 hereto.

This Current Report on Form 8-K and the exhibit hereto are furnished pursuant to Item 8.01 of Form 8-K and are not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Press release of Mechanical Technology, Incorporated issued on March 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED
Date: March 27, 2008	By:	/s/ Cynthia A. Scheuer
	Name:	Cynthia A. Scheuer
	Title:	Vice President, Chief Financial Officer and Secretary

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